UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 2, 2018
(Date of earliest event reported)

BANK 2018-BNK13
(Central Index Key Number 0001744707)

(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Bank of America, National Association
(Central Index Key Number 0001102113)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-26	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 2, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2018-BNK13, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK13.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Subordinate Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA/TSA (if any)
1745 Broadway	Exhibit 4.6	Exhibit 4.2
Griffin Portfolio II	Exhibit 4.7	N/A
Pfizer Building	Exhibit 4.8	N/A
Showcase II	Exhibit 4.9	N/A
Plaza Frontenac	Exhibit 4.10	(1)
Town Center Aventura	Exhibit 4.11	N/A
Fair Oaks Mall	Exhibit 4.12	Exhibit 4.3
Anderson Towne Center	Exhibit 4.13	N/A
181 Fremont Street	Exhibit 4.14	Exhibit 4.4
Shoppes at Chino Hills	Exhibit 4.15	Exhibit 4.5
CoolSprings Galleria	Exhibit 4.16	Exhibit 4.3

(1)          The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $801,676,000, were sold to Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with WFS, MLFP&S, Morgan Stanley and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of July 23, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On August 2, 2018, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $95,304,455, to WFS, MLFP&S, Morgan Stanley, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of July 23, 2018, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On August 2, 2018, the Registrant also transferred the RR Interest, having a principal amount of $47,209,497.67, to WFB, Morgan Stanley Bank, N.A. and Bank of America, National Association (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of July 23, 2018, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 37.0% of the RR Interest. The remaining portions of the RR Interest, approximately 31.7% and approximately 31.3% are to be retained by Morgan Stanley Bank, N.A. and Bank of America, National Association, respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK 2018-BNK13 (the “Issuing Entity”), a common law trust fund formed on August 2, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 62 commercial, multifamily and residential cooperative mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 23, 2018, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 23, 2018, between the Registrant and MSMCH, (iii) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 23, 2018, between the Registrant and BANA and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 23, 2018, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated July 24, 2018 and as filed with the Securities and Exchange Commission on August 2, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of July 24, 2018.

On August 2, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $801,676,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,037,877, were approximately $837,660,873. Of the expenses paid by the Registrant, approximately $107,900 were paid directly to affiliates of the Registrant, $990,878 in the form of fees were paid to the Underwriters, $468,493 were paid to or for the Underwriters and $3,470,606 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of July 23, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Trust and Servicing Agreement, dated as of July 2, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.3	Pooling And Servicing Agreement, dated and effective as of May 1, 2018, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, AEGON USA Realty Advisors, LLC, as Fair Oaks Mall special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Co-Lender Agreement, dated as of July 1, 2018, between the holders of the 1745 Broadway Pari Passu Companion Loans and the holder of the 1745 Broadway Mortgage Loan, relating to the relative rights of such holders of the 1745 Broadway Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of April 27, 2018, between the holders of the Griffin Portfolio II Pari Passu Companion Loans and the holder of the Griffin Portfolio II Mortgage Loan, relating to the relative rights of such holders of the Griffin Portfolio II Whole Loan.

Exhibit 4.8	Agreement Between Note Holders, dated as of July 27, 2018, between the holders of the Pfizer Building Pari Passu Companion Loans and the holder of the Pfizer Building Mortgage Loan, relating to the relative rights of such holders of the Pfizer Building Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of August 2, 2018, between the holders of the Showcase II Pari Passu Companion Loans and the holder of the Showcase II Mortgage Loan, relating to the relative rights of such holders of the Showcase II Whole Loan.

Exhibit 4.10	Agreement Between Note Holders, dated as of July 27, 2018, between the holder of the Plaza Frontenac Pari Passu Companion Loan and the holder of the Plaza Frontenac Mortgage Loan, relating to the relative rights of such holders of the Plaza Frontenac Whole Loan.

Exhibit 4.11	Agreement Between Note Holders, dated as of August 2, 2018, between the holder of the Town Center Aventura Pari Passu Companion Loan and the holder of the Town Center Aventura Mortgage Loan, relating to the relative rights of such holders of the Town Center Aventura Whole Loan.

Exhibit 4.12	Agreement Between Note Holders, dated as of April 27, 2018, between the holders of the Fair Oaks Mall Pari Passu Companion Loan, the holders of the Fair Oaks Mall Subordinate Companion Loans and the holder of the Fair Oaks Mall Mortgage Loan, relating to the relative rights of such holders of the Fair Oaks Mall Whole Loan.

Exhibit 4.13	Agreement Between Note Holders, dated as of July 27, 2018, between the holder of the Anderson Towne Center Pari Passu Companion Loan and the holder of the Anderson Towne Center Mortgage Loan, relating to the relative rights of such holders of the Anderson Towne Center Whole Loan.

Exhibit 4.14	Co-Lender Agreement, dated as of May 7, 2018, between the holders of the 181 Fremont Street Pari Passu Companion Loans and the holder of the 181 Fremont Street Mortgage Loan, relating to the relative rights of such holders of the 181 Fremont Street Whole Loan.

Exhibit 4.15	Agreement Between Note Holders, dated as of July 12, 2018, between the holders of the Shoppes at Chino Hills Pari Passu Companion Loans and the holder of the Shoppes at Chino Hills Mortgage Loan, relating to the relative rights of such holders of the Shoppes at Chino Hills Whole Loan.

Exhibit 4.16	Amended and Restated Agreement Between Note Holders, dated as of July 17, 2018, between the holders of the CoolSprings Galleria Pari Passu Companion Loans and the holder of the CoolSprings Galleria Mortgage Loan, relating to the relative rights of such holders of the CoolSprings Galleria Whole Loan.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 2, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 2, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 24, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 23, 2018, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 23, 2018, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 23, 2018, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 23, 2018, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 2, 2018	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President